UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):  May 14, 2008

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On May 14, 2008, Fluor Corporation announced that it had signed a contract with Scottish and Southern Energy (“SSE”) to design and construct the 500 megawatt Greater Gabbard Offshore Wind Farm.  The Greater Gabbard Offshore Wind Farm Project has been developed by a 50:50 joint venture between Fluor International Limited and Airtricity Holdings (UK) Limited (a subsidiary of SSE). Having successfully completed the development phase and signed the construction contract, Fluor also announced that it has sold its 50 percent stake in Greater Gabbard Offshore Winds Ltd. to Airtricity for approximately $80 million (£40 million).  A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Fluor also announced on May 14, 2008 that it had increased its full year guidance for 2008 Earnings Per Share by $0.35 to a range of $6.60 to $6.90 per share, to include the one-time gain related to the completion of the sale to Airtricity.  This compares to guidance of $6.25 to $6.55 per share, issued on May 12, 2008, which included approximately $0.15 per share of initial cash proceeds received earlier in the quarter.  A copy of the press release making this announcement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.  Furthermore, this Current Report on Form 8-K, including the exhibits, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits.

                (d)           Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Fluor Corporation on May 14, 2008 announcing the Greater Gabbard Offshore Wind Farm contract.
99.2	Press Release issued by Fluor Corporation on May 14, 2008 announcing an increase to its EPS guidance to include a one-time gain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 14, 2008	FLUOR CORPORATION

	By:	/s/ D. Michael Steuert
D. Michael Steuert
Senior Vice President and Chief
Financial Officer

FLUOR CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by Fluor Corporation on May 14, 2008 announcing the Greater Gabbard Offshore Wind Farm contract.
99.2	Press Release issued by Fluor Corporation on May 14, 2008 announcing an increase to its EPS guidance to include a one-time gain.